EXHIBIT 10.7

DATED                                                                       2003
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(1) FS2 LIMITED

(2) K3 BUSINESS TECHNOLOGY GROUP PLC


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                                SUPPORT AGREEMENT
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THIS AGREEMENT is made on _______________________________________________  2002

BETWEEN

(1) FS2 LIMITED (registered in England with number 4102584) whose registered office is at Carlton Tower, 34 St Pauls Street, Leeds, LS1 2QB ("the Client"); and

(2)  K3  BUSINESS  TECHNOLOGY  GROUP PLC  (registered  in  England  with  number
     2641001) whose registered office is at Rap House, Harrison Street, Briercliffe, Burnley, Lancashire BB10 2HY ("the Supplier").

1.   INTERPRETATION

     The definitions and interpretative provisions in Schedule 1 apply to this Agreement.

2. SUPPLY OF SERVICES BY THE SUPPLIER

2.1 The Supplier will provide the Services to the Client in such manner and at such times as are consistent with the terms of this Agreement.

2.2 The Supplier will provide these Services between the hours of 08:30 to 17:00 on each Business Day, or as agreed.

2.3 The person responsible for the provision of the Services on the part of the Supplier is Mr David Bolton

3. SERVICES

3.1 During the Contract Period, the Supplier will second David Bolton and provide accounting services to discharge such duties and responsibilities as the Client may reasonably require of him for the purpose of its business.

3.2 The Supplier will use all reasonable endeavours to procure that David Bolton devotes such time, attention and skill to the proper performance of the Services as may be required by the Client from time to time for the proper performance of the Services, subject to the recognition of those time critical existing responsibilities of David Bolton as Finance Director of the Supplier.

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3.3  The  Supplier  will  second  David  Bolton  to the  Client on the terms and conditions set out below.

3.4 The Client will reimburse directly any out of pocket expenses properly incurred in the performance of the Services by the Supplier pursuant to this Clause 3.

3.5 The secondment of David Bolton to the Client shall automatically terminate if David Bolton's service agreement with the Supplier is terminated before expiry of the Secondment Period.

3.6 The Client hereby agrees to indemnify the Supplier against all liabilities, costs and expenses arising out of or connected to the provision of the Services to the Client and all documents signed or actions taken, save for any liabilities, costs and expenses arising by way of any act or omission of the Supplier.

4.   FEES

4.1 The fee for the provision of the services pursuant to Clause 3 above will be $7,000 per month together with any Value Added Tax thereon

4.2 The Supplier will render monthly invoices in arrears to the Client in respect of the fees referred to above and the Client will pay the fees within 14 days of receipt of an invoice. All fees will be payable without deductions of any kind.

5.   TERMINATION

5.1 Either party may terminate this Agreement by notice in writing to the other party if:

5.1.1the other party is in material or persistent breach of any provisions of this Agreement and the breach, if capable of remedy, has not been remedied within 30 days after receipt by the defaulting party of notice requiring the breach to be remedied; or

5.1.2 the other party suffers an Insolvency Event.

5.2 This Agreement will run until 31 March 2003 and will be terminable by 3 months notice thereafter.

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6.   NON-ASSIGNMENT

     This Agreement is personal to the Supplier who may not assign or sub-contract any of its rights or obligations under this Agreement without the express prior written consent of the Client.

7.   GENERAL

7.1 The Supplier will at all times be an independent contractor and may not act as an agent of the Client unless expressly so authorised by the Client. Nothing in this Agreement creates a partnership or establishes a relationship of principal and agent or any other fiduciary relationship between the parties which shall remain separate and independent parties.

7.2 This Agreement is to be governed by and construed in accordance with English law. Both parties submit the exclusive jurisdiction of the High Court in London.

7.3 The Supplier hereby agrees to indemnify the Client in respect of all and any liability to income tax corporation tax national insurance or other relevant duty that may be applicable in respect of the provision of the Services by the Supplier to the Client.

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                                   SCHEDULE 1

                         Definitions and Interpretation


1. The provisions of this Schedule 1 apply to the interpretation of this Agreement including the Schedules.

2.   The following words and expressions have the following meanings:

     Business Day
     ------------
     a day between Monday and Friday, inclusive, on which clearing banks are open in the City of London.

     Commencement Date
     -----------------
     [To be agreed].

     Company
     -------
     FS2 Limited (registered in England with number 4102584) whose registered office is at Carlton Tower, 34 St Pauls Street, Leeds, LS1 2QB.

     Confidential Information
     ------------------------
     all information (whether written, oral or in electronic form) concerning the business and affairs of the Client and any other information received by the Supplier as a result of this Agreement. without limitation, any of the following:

     Force Majeure
     -------------

     (a) Act of God;

     (b) War, insurrection, riot, civil disturbance, acts of terrorism;

     (c) Fire, explosion, flood;

     (d) Theft, malicious damage, strike, lock-out, third party injunction. where the relevant party:

     Insolvency Event
     ----------------

     (a) Appoints a receiver, administrative receiver, administrator, manager or official receiver over its affairs;

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     (b)  Goes  into   liquidation,   unless  for  the   purpose  of  a  solvent
     reconstruction or amalgamation;

     (c) Has distress, execution, sequestration levied or issued against any part of its assets and is not paid within seven days;

     (d) Is otherwise unable to pay its debts as they fall due within the meaning of section 123 Insolvency Act 1986; or

     (e) Is subject to any analogous event under the law of any relevant jurisdiction.

     Contract Period
     ---------------
     the duration of this Agreement commencing on the Commencement Date until terminated by either party.

     Services
     --------
     the services described in Schedule 2 of this Agreement.

     Secondment Period
     -----------------
     means [        ].


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                                   SCHEDULE 2

                                  The Services


1.   Financial Management

The Supplier will provide the services of David Bolton to support the financial management of the Company together with any additional companies added at the mutual agreement of both parties.

The financial management will include the following:

     1. Development of business plans for the Company in conjunction with the management of that business for internal management purposes and to support the raising of funding from external individuals and financial institutions.

     2. Meeting with potential funding providers to support the provision of new or additional financing.

     3. Overseeing the preparation of monthly management accounts, annual accounts and ad hoc management information requirements including cash flow forecasts.

     4.   Participating in the management and board meetings of the Company.

     5.   Liaison with external professional advisers where appropriate.

     6.   Ensuring  the  orderly  management  of the finance  activities  of the
          Company  through  the  overseeing  of   external/internal   accounting
          resource.

     7.   Any other financial management associated with the above.


2.   Accounting Support

The Supplier will provide such accounting services as necessary to support the financial management of the Company and provide timely and accurate accounting information to management and third parties.

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The accounting services will include the following:

     1. Provision of monthly management accounts in the agreed format within an agreed time frame.

     2. Provision of weekly cash information tracking expenditures against budget and reporting cash positions.

     3. Providing for the timely filing of external information to third parties including VAT returns, government statistical returns and any other ad hoc requirements.

     4. Provision of annual accounts and the liaison with auditors and tax professionals for the finalisation of these accounts on a timely basis.

     5. Provision of ad hoc management information requirements including cash flow forecasts as required.

     6.   Any other accounting matters associated with the above.

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SIGNED by [NAME]                                        )
duly authorised to sign for and on behalf of            )
FS2 LIMITED                                             )
in the presence of:                                     )

Witness signature:

Name:

Address:


Occupation:




SIGNED by [NAME]                                        )
duly authorised to sign for and on behalf of            )
K3 BUSINESS TECHNOLOGY                                  )
GROUP PLC in the presence of:                           )

Witness signature:

Name:

Address:


Occupation: